EXHIBIT 99.8
ROCKLAND TRUST COMPANY
AMENDED AND RESTATED
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
     This Amended and Restated Supplemental Executive Retirement Plan (the “Plan”) is amended and restated by Rockland Trust Company, effective January 1, 2008 (the “Effective Date”). The Plan consolidates, supersedes and replaces the Supplemental Retirement Plan (the “Predecessor Plan”) that was established on October 25, 2001 such that as of the Effective Date, the Participant’s entire benefit is determined solely under the terms of this Plan. All accruals and benefits under the Predecessor Plan shall be deemed to have been transferred to this Plan, effective January 1, 2008. The Plan is intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).
     The purpose of the Plan is to provide additional retirement benefits to a select group of management or highly compensated employees (“Participants”), as selected by the Board of Directors of the Bank (the “Board”). Accordingly, the Plan is intended to qualify as a “top hat” plan for purposes of the Employee Retirement Income Security Act of 1974, as amended.
ARTICLE I
DEFINITIONS
     When used herein, the following words shall have the meanings set forth below unless the context clearly indicates otherwise:
     “Actuarial Equivalent” means an amount having equal value when computed on the basis of a 7% interest rate assumption compounded annually, and the UP-1984 Table of Mortality with a 2 year age set back for the Participant and a one age set back for Beneficiaries.
     “Bank” means Rockland Trust Company and each subsidiary or affiliated company thereof which participates in the Plan.
     “Beneficiary” means the person designated by Participant as the Contingent Annuitant in accordance with the Beneficiary Designation Form attached hereto as Exhibit 4. In the event the Contingent Annuitant dies, the Beneficiary shall be the person(s) designated by the Participant as the secondary beneficiary in the Beneficiary Designation Form. If no beneficiary is so designated, then the Participant’s estate will be the Beneficiary.
     “Board” means the Board of Directors of the Bank.
     “Cause” means an action of the Board to terminate the service of a Participant because of: (i) the Participant’s conviction of, or plea of nolo contender to, a felony or crime involving moral turpitude; (ii) activities involving the Participant’s personal profit as a result of his dishonesty, incompetence, willful misconduct, willful violation of any law, rule, or regulation, or breach of fiduciary duty; (iii) the Participant’s commission of an act involving gross negligence on the part of the Participant in the conduct of his or her duties; (iv) drug addiction on the part of the Participant; or (v) the Participant’s material breach of any provision of the Participant’s employment agreement, if any, provided, however, that, in the case of any termination pursuant to clauses (iii), (iv), or (v) above, the Bank shall give the Participant 30 days written notice thereof, an opportunity to cure within such 30 day period, and a reasonable opportunity to be heard by the Board to show just Cause for his or her actions, and to have the Board, in its discretion, reverse or rescind the prior action of the Board under the clause(s).
     “Change of Control” shall mean if during the Term of this Agreement (A) any “Person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Holding Company, any of its subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of Holding Company or any of its subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of either (x) a majority of the outstanding common stock of the Holding Company or the Company, or (y) securities of either the Holding Company or the Company representing a majority of the combined voting power of the then outstanding voting securities of either the Holding Company or the Company, respectively; or (B) during any period of two consecutive years following the date hereof, individuals who at the beginning of that year period constitute the Board of the Holding Company cease, at any time after the beginning of such period, for any reason to constitute a majority of the Board of the Holding Company, unless the election of each new director was nominated or approved by at least two thirds of the directors of the Board then still in office who were either directors at the beginning of the two year period or whose election or whose nomination for election was previously so approved; or (C) the consummation of a merger or consolidation or sale or other disposition of all or substantially all of the assets of the Holding Company (a “Corporate Transaction”); excluding a Corporate Transaction in which the stockholders of the Holding Company immediately prior to the Corporate Transaction, would, immediately after the Corporate Transaction, beneficially own(as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate more than majority of the voting shares of the corporation issuing cash or securities in the Corporate Transaction (or of its ultimate parent corporation, if any); or (D) the approval of the Holding Company’s stockholders of any plan or proposal for the liquidation or dissolution of the Holding Company. Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred for purposes of the foregoing clause (A) solely as the result of an acquisition of securities by the Holding Company that, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of share of Voting Securities beneficially owned by any person to 50 percent or more of the combined voting power of all then outstanding Voting Securities; however that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional share of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Holding Company) and immediately thereafter beneficially owns 50 percent or more of the combined voting power of all then outstanding Voting Securities, then a “Change in Control” shall be deemed to have occurred for purposes of the foregoing clause (A).
     “Committee” means the administrative committee appointed by the Board to administer the Plan.
     “Company” shall mean Independent Bank Corp., the stock holding company of the Bank.
     “Contingent Annuitant” means the individual designated in the Beneficiary Designation Form that is entitled to receive the Joint and 100% Survivor Annuity or the Joint and 50% Survivor Annuity, as applicable, provided that he or she survives the Participant.

     “Disabled” or “Disability” means that the Participant: (a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or (b) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Participant’s employer; or (c) is determined to be disabled by the Social Security Administration.
     “Disability Benefit” means an annual benefit equal to the Retirement Benefit, but payable due to Disability.
     “Discount Rate” means a discount rate equal to the applicable federal rate determined under Code Section 1274(d) as published by the IRS for the month in which the Participant’s Separation from Service occurs.
     “Joint and 100% Survivor Annuity” means the Actuarial Equivalent of the Single Life Annuity that is payable in a series of equal monthly installments for the life of the Participant, and upon the death of the Participant, in a series of equal monthly installments for the life of the Contingent Annuitant where the monthly payment payable to the Contingent Annuitant shall equal 100% of the monthly payment made to the Participant prior to his or her death, with 10 years of guaranteed payments.
     “Joint and 50% Survivor Annuity” means the Actuarial Equivalent of the Single Life Annuity that is payable in a series of equal monthly installments for the life of the Participant, and upon the death of the Participant, in a series of equal monthly installments for the life of the Contingent Annuitant where the monthly payment payable to the Contingent Annuitant shall equal 50% of the monthly payment made to the Participant prior to his or her death. There is no 10 year certain with this form of benefit.
     “Participation Agreement” means a written agreement between the Bank and the Participant, pursuant to which the Bank agrees to provide the Participant with the benefits described in the Plan and the Participation Agreement. Each Participation Agreement shall contain such information, terms and conditions as the Committee in its discretion may specify, including without limitation the following: (i) the effective date of the Participant’s participation in the Plan; (ii) the benefits in which the Participant is entitled to under the Plan and the form in which such benefits are to be paid in; and (iii) any other provisions which supplement the terms and conditions contained in the Plan and which are not inconsistent with the terms and conditions of the Plan. The Participation Agreement is attached to the Plan as Exhibit 1.
     “Retirement Benefit” means, with respect to each Participant, an annual cash benefit in the amount as provided in the Participant’s Participation Agreement.
     “Retirement Date” means the date on which the Participant attains age 65.
     “Separation from Service” or “Separates from Service” means the Participant’s retirement or other termination of employment with the Bank within the meaning of Code Section 409A. No Separation from Service shall be deemed to occur due to military leave, sick leave or other bona fide leave of absence if the period of such leave does not exceed 6 months or, if longer, so long as the Participant’s right to reemployment is provided by law or contract. If the leave exceeds 6 months and the Participant’s right to reemployment is not provided by law or by contract, then the Participant shall have a Separation from Service on the first date immediately following such 6-month period. Whether a Separation from Service has occurred is determined based on whether the facts and circumstances indicate that the Bank and the Participant reasonably anticipated that no further services would be performed after a certain date or that the level of bona fide services the Participant would perform after such date (whether as an employee or as an independent contractor) would permanently decrease to less than 50% of the average level of bona fide services performed over the immediately preceding 36 months (or such lesser period of time in which the Participant performed services for the Bank).
     “Single Life Annuity” means a series of equal monthly payments for the life of the Participant.
     “10 Year Certain Single Life Annuity” means a series of equal monthly payments for the life of the Participant with 10 years of guaranteed payments.
     “Termination Benefit” means, unless otherwise provided in the Participant’s Participation Agreement, an annual cash benefit equal to the Participant’s vested Retirement Benefit multiplied by a fraction (not to exceed one), the numerator of which is the Participant’s Years of Service as of the Participant’s Separation from Service, and the denominator of which is the Participant’s Years of Service which would have accrued at the Retirement Date if the Participant did not Separate from Service. If a Participant Separates from Service and such Separation from Service is due to a Change in Control, the fraction calculated hereunder shall be determined by adding three (3) years to the numerator. Notwithstanding the foregoing, if the Participant has attained age 62, there shall be no reduction in the Participant’s Retirement Benefit.
     “Year of Service” (i) for vesting purposes means a 12 consecutive month period of service with the Bank commencing on the first day the Participant enrolls in the Plan in accordance with Section 2.1 and ending on the date that the Participant Separates from Service, and (ii) for purposes of determining Termination Benefits (i.e., benefit accruals) means a 12 consecutive month period of service with the Bank starting on the Participant’s date of hire (i.e., in other words, service earned before becoming a Participant counts for benefit accrual purposes, but only service earned after joining the Plan counts for vesting purposes).
ARTICLE II
ELIGIBILITY AND VESTING
     2.1 Eligibility. The Plan is available to a select group of management and/or highly compensated employees of the Bank, determined from time to time by the Board. Each employee, who is eligible to participate in the Plan, shall enroll in the Plan by entering into a Participation Agreement and completing all election forms, and other forms as the Committee may request. An eligible employee’s participation in the Plan shall commence as of the date specified in the Participation Agreement.
     2.2 Vesting. Each Participant shall become vested in his or her Plan benefits in accordance with the following vesting schedule:

Years of Service	Vested Percentage
Less than 5 years	0%
Five years or more	100%

     Vesting is automatically accelerated upon death, Disability, Change in Control, or attainment of age 62.
ARTICLE III
BENEFITS
     3.1 Retirement Benefit. Upon Separation from Service on or after the Retirement Date, the Participant shall be entitled to the Retirement Benefit, payable starting on the first day of the second month following the date on which the Participant Separates from Service as a 10 Year Certain Single Life Annuity, unless the Participant has elected an alternative form of payment in accordance with Section 3.5 below.
     3.2 Termination Benefit. In the event of the Participant’s Separation from Service prior to the Retirement Date, the Participant shall be entitled to the Termination Benefit, payable starting on the first day of the second month following the Participant’s Retirement Date as a 10 Year Certain Single Life Annuity, unless the Participant has elected an alternative form of payment in accordance with Section 3.5 below.
     3.3 Disability Benefit. If the Participant becomes Disabled, the Participant shall be entitled to the Disability Benefit, payable starting on the first day of the second month following the date on which the Participant is determined to be Disabled as a 10 Year Certain Single Life Annuity, unless the Participant has elected an alternative form of payment in accordance with Section 3.5 below.
     3.4 Termination of Participation for Cause. Notwithstanding anything herein or in the Participation Agreement to the contrary, all benefits payable under this Plan shall be forfeited in the event the Participant’s participation in the Plan is terminated for Cause.
     3.5 Distribution Elections for Benefit Payments. A Participant may elect in the Distribution Election Form, attached hereto as Exhibit 2, the form of payment of his or her Retirement Benefit, Termination Benefit, and Disability Benefit. The benefits may be paid in one of the following forms: (i) 10 Year Certain Single Life Annuity; (ii) Single Life Annuity; (iii) Joint and 100% Survivor Annuity; or (iv) Joint and 50% Survivor Annuity. Notwithstanding the preceding sentence, prior to the commencement date of the payment of the benefits, the Participant may elect to change the manner of payment of his or her benefits as previously elected in the Distribution Election Form by filing a Change of Distribution Options Form, attached hereto as Exhibit 3. Such election will not be considered a change in the form of payment under Code Section 409A, provided that all annuities are actuarially equivalent and are determined by applying reasonable actuarial assumptions in accordance with Treasury Regulation Section 1.409A-2(b)(2)(ii).
     3.6 Delay in the Commencement Date for Payment of Benefits. Notwithstanding the foregoing, if the Participant is a “specified employee” (i.e., a “key employee” of a publicly traded company within the meaning of Code Section 409A and the final regulations issued thereunder) and the distribution under the Plan is due to Separation from Service (other than due to Disability or death), then solely to the extent necessary to avoid penalties under Code Section 409A, no distribution shall be made during the first six (6) months following the Participant’s Separation from Service. Rather, any distribution which would otherwise be paid to the Participant during such period plus interest using the 6-month T-Bill rate shall be accumulated and paid to the Participant in a lump sum on the first day of the seventh month following such Separation from Service. All subsequent distributions shall be paid in the manner specified in the Plan.
ARTICLE IV
DEATH BENEFITS
     4.1 Death Prior to Commencement of Benefits.
     (a) Death on or after Age 55. If the Participant dies while employed with the Bank on or after reaching age 55, the Participant’s death benefit shall be a lump sum payment equal to the greater of (i) the Actuarial Equivalent of the Joint and 100% Survivor Annuity that would have been paid to the Contingent Annuitant as if the Participant had previously elected such form of payment and the Joint and 100% Survivor Annuity commenced on the date of the Participant’s death; or (ii) the present value (using the Discount Rate) of the 10 Year Certain Single Life Annuity if the Participant had Separated from Service on the date of death. If the Participant has not named a Contingent Annuitant, clause (i) above shall be disregarded. Such benefit shall be paid to the Beneficiary no later than the first day of the second month following the Participant’s date of death.
     (b) Death Prior to Age 55. If the Participant dies while employed with the Bank prior to reaching age 55, the Participant’s death benefit shall be a lump sum payment equal to the greater of (i) the Actuarial Equivalent of the Joint and 100% Survivor Annuity that would have been paid to the Contingent Annuitant as if the Participant had previously elected such form of payment and the Joint and 100% Survivor Annuity commenced on the date the Participant would have attained age 55; or (ii) the Actuarial Equivalent of the amount the Participant would have received if the Participant Separated from Service on the date of the Participant’s death and elected for his or her benefit to be paid in the form of a Single Life Annuity. If the Participant has not named a Contingent Annuitant, clause (i) above shall be disregarded. Such benefit shall be paid to the Beneficiary no later than the first day of the second month following the Participant’s date of death.
     4.2 Death after Commencement of Benefits.
     (a) Single Life Annuity. In the event that the Participant’s Single Life Annuity has commenced and the Participant dies, no further payments shall be made hereunder.
     (b) 10 Year Certain Single Life Annuity. In the event that the Participant’s 10 Year Certain Single Life Annuity has commenced and the Participant dies prior to receiving at least 120 monthly installment payments, the Bank shall pay the present value (using the Discount Rate) of the remainder of such installment payments to the Participant’s Beneficiary in a single cash lump sum distribution no later than the first day of the second month following the Participant’s date of death.
     (c) Joint and 100% Survivor Annuity. In the event that the Joint and 100% Survivor Annuity has commenced and both the Participant and the Contingent Annuitant die prior to receiving at least 120 monthly installment payments in the aggregate, the Bank shall pay the present value (using the Discount Rate) of the remainder of such installment payments to the Participant’s Beneficiary in a lump sum distribution no later than the first day of the second month following the Participant’s date of death.
     (d) Joint and 50% Survivor Annuity. In the event that the Joint and 50% Survivor

Annuity has commenced and both the Participant and Contingent Annuitant die, no further payments shall be made hereunder.
ARTICLE V
PARTICIPANT’S RIGHT TO ASSETS
     The rights of the Participant, the Participant’s Beneficiary, or any other person claiming through Participant under this Plan shall be solely those of an unsecured general creditor of the Bank. The Participant, the Beneficiary of the Participant, or any other person claiming through Participant, shall only have the right to receive from the Bank those payments as specified under this Plan. The Participant, the Participant’s Beneficiary, or any other person claiming through the Participant shall have no rights or interests whatsoever in any asset of the Bank, including any insurance policies or contracts which the Bank may possess or obtain to informally fund this Plan. Any asset used or acquired by the Bank in connection with the liabilities it has assumed under this Plan, except as expressly provided, shall not be deemed to be held under any trust for the benefit of Participant or the Participant’s Beneficiary, nor shall it be considered security for the performance of the obligations of the Bank. It shall be, and remain, a general, unpledged, and unrestricted asset of the Bank.
ARTICLE VI
RESTRICTIONS UPON FUNDING
     The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Plan. Participant, Beneficiaries of the Participant, or any successor in interest to the Participant shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation. The Bank reserves the absolute right, at its sole discretion, to either fund the obligations undertaken by this Plan or to refrain from funding the same and to determine the extent, nature, and method of such informal funding. Should the Bank elect to fund this Plan, in whole or in part, through the purchase of life insurance, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall Participant be deemed to have any lien nor right, title or interest in or to any specific funding investment or to any assets of the Bank. If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of Participant, then Participant shall assist the Bank by freely submitting to a physical examination and supplying such additional information necessary to obtain such insurance or annuities.
ARTICLE VII
ALIENABILITY AND ASSIGNMENT PROHIBITION
     Neither the Participant nor any Beneficiary under this Plan shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by Participant or the Participant’s Beneficiary, nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event Participant or any Beneficiary attempts assignment, communication, hypothecation, transfer or disposal of the benefits hereunder, the Bank’s liabilities shall forthwith cease and terminate.
ARTICLE VIII
ADMINISTRATION
     8.1 Administration of the Plan.
     (a) The Board has delegated to the Committee, subject to those powers which the Board has reserved as described below, general authority over and responsibility for the administration and interpretation of the Plan. The Committee shall have full power and authority to interpret and construe the Plan, to make all determinations considered necessary or advisable for the administration of the Plan and any applicable trust, and the calculation of the amount of benefits payable thereunder, and to review claims for benefits under the Plan.
     (b) If the Committee deems it advisable, it shall arrange for the engagement of an actuary, legal counsel and certified public accountants (who may be counsel or accountants for the Bank), and other consultants, and make use of agents and clerical or other personnel, for purposes of the Plan. The Committee may rely upon the written opinions of such actuary, counsel, accountants, and consultants, and delegate any agent or to any other subcommittee the Committee’s authority to perform any act hereunder, including without limitations those matters involving the exercise of discretion, provided, however that such delegation shall be subject to revocation at any time at the discretion of the Committee. The Committee shall report to the Board, or to a committee designated by the Board, at such intervals as shall be specified by the Board or such designated committee, with regard to the matters for which it is responsible under the Plan.
     (c) The Committee shall consist of at least three individuals, each of whom shall be appointed by, shall remain in office at the will of, and may be removed, with or without cause, by the Board. Any Committee member may resign at any time. No Committee member shall be entitled to act on or decide any matters relating solely to such member of any of his rights or benefits under the Plan. The Committee member shall not receive any special compensation for serving in such capacity but shall be reimbursed for any reasonable expenses incurred in connection therewith. No bond or other security need to be required of the Committee or any member thereof in any jurisdiction.
     (d) The Committee shall elect or designate its own chairman, establish its own procedures and the time and place for its meetings and provide for the keeping of minutes of all meetings. Any action of the Committee may be taken upon the affirmative vote of a majority of the members at a meeting or, at the direction of its chairman, without a meeting by mail or telephone, provided that all of the Committee members are informed in writing of the vote.
     (e) All claims for benefits under the Plan shall be submitted in writing to the chairman of the Committee. Written notice of the decision on each such claim shall be furnished with reasonable promptness to the Participant or his beneficiary (the “claimant”). The claimant may request a review by the Committee of any decision denying the claim in whole or in part. Such request shall be made in writing and filed with the Committee within 30 days of such denial. A request for review shall contain all additional information which the claimant wishes the Committee to consider. The Committee may hold any hearing or conduct any independent investigation which it deems desirable to render its decision and the decision on review shall be made as soon as feasible after the Committee’s receipt of the request for review. For all purposes under the Plan, such decisions on claims (where no review is requested) and decisions on review (where review is requested) shall be final, binding and conclusive on all interested persons as to all matters relating to the Plan. Any dispute related to this Plan, after the Committee has rendered its final decision in accordance with this subsection (e), shall be resolved in accordance with Section 8.2 below.
     (f) All expenses incurred by the Committee in its administration of the Plan shall be paid by the Bank.
     8.2 Arbitration.
     (a) Any dispute relating to this Plan, or to the breach of this Plan, arising between the Participant and the Bank shall be settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association (“AAA”), which arbitration may be initiated by any party hereto by written notice to the other of such party’s desire to arbitrate the dispute. The arbitration proceedings, including the rendering of an award, shall take place in Boston, Massachusetts, and shall be administered by the AAA.
     (b) The arbitrator shall be appointed within 30 days of the notice of dispute, and shall be chosen by the parties from the names of available arbitrators furnished to the parties in list form by the AAA. The parties may review and reject names of available arbitrators from up to an aggregate of three lists furnished to the parties by the AAA. If, after having been furnished three lists of arbitrators, the parties cannot agree on one available arbitrator, either party may request that the AAA appoint an arbitrator to arbitrate the dispute.
     (c) The award of the arbitrator shall be final except as otherwise provided by the laws of the Commonwealth of Massachusetts and the federal laws of the United States, to the extent applicable. Judgment upon such award may be entered by the prevailing party in any state or federal court sitting in Boston, Massachusetts.
     (d) No arbitration proceedings hereunder shall be binding upon or in any way affect the interests of any party other than the Bank, or its successors and the Participant, with respect to such arbitration.
ARTICLE IX
AMENDMENT OR TERMINATION
     9.1 Amendment. The Board reserves the right to amend this Plan at any time. However, to the extent any such amendment would adversely impact the accrued benefits of any Participant, the amendment shall require the written consent of such Participant, even if the Participant is no longer employed by the Bank.
     9.2 Termination. Subject to the requirements of Code Section 409A, in the event of complete termination of the Plan, the Plan shall cease to operate and the Bank shall pay out to the Participant his or her benefit as if the Participant had Separated from Service as of the effective date of the complete termination. Such complete termination of the Plan shall occur only under the following circumstances and conditions:
     (a) The Bank may terminate the Plan within 12 months of a corporate dissolution taxed under Code Section 331, or with approval of a bankruptcy court pursuant to 11 U.S.C.

§503(b)(1)(A), provided that the amounts deferred under the Plan are included in the Participant’s gross income in the latest of (i) the calendar year in which the Plan terminates; (ii) the calendar year in which the amount is no longer subject to a substantial risk of forfeiture; or (iii) the first calendar year in which the payment is administratively practicable.
     (b) The Bank may terminate the Plan by irrevocable Board action taken within the 30 days preceding a Change in Control (but not following a Change in Control), provided that the Plan shall only be treated as terminated if all substantially similar arrangements sponsored by the Bank are terminated so that the Participant and all participants under substantially similar arrangements are required to receive all amounts of compensation deferred under the terminated arrangements within 12 months of the date of the termination of the arrangements.
     (c) The Bank may terminate the Plan provided that (i) the termination and liquidation does not occur proximate to a downturn in the financial health of the Bank, (ii) all arrangements sponsored by the Bank that would be aggregated with this Plan under Treasury Regulations Section 1.409A-1(c) if the Participant covered by this Plan was also covered by any of those other arrangements are also terminated; (iii) no payments other than payments that would be payable under the terms of the arrangement if the termination had not occurred are made within 12 months of the termination of the arrangement; (iv) all payments are made within 24 months of the termination of the arrangements; and (v) the Bank does not adopt a new arrangement that would be aggregated with any terminated arrangement under Treasury Regulations Section 1.409A-1(c) if the Participant participated in both arrangements, at any time within 3 years following the date of termination of the arrangement.
ARTICLE X
MISCELLANEOUS
     10.1 No Effect on Employment Rights. Nothing contained herein shall confer upon any Participant the right to be retained in the service of the Bank nor limit the right of the Bank to discharge or otherwise deal with Participant without regard to the existence of this Plan.
     10.2 Governing Law. The Plan is established under, and will be construed according to, the laws of the Commonwealth of Massachusetts, to the extent that such laws are not preempted by ERISA.
     10.3 Severability. In the event that any provision of this Plan is held to be inoperative or invalid by any court of competent jurisdiction, then: (1) insofar as is reasonable, effect will be given to the intent manifested in such provision, and (2) the validity and enforceability of the remaining provisions will not be affected thereby.
     10.4 Establishment of Rabbi Trust. The Bank may, but is not obligated to, establish a rabbi trust into which the Bank may contribute assets which shall be held therein, subject to the claims of the Bank’s creditors in the event of the Bank’s insolvency, until the contributed assets are paid to Participants and their Beneficiaries in such manner and at such times as specified in this Plan.
     10.5 Tax Withholding and Payment of Code Section 409A Taxes. The Bank may withhold from any benefit payable under this Plan all federal, state, city, income, employment or other taxes as shall be required pursuant to any law or governmental regulation then in effect. Moreover, the Plan shall permit the acceleration of the time or schedule of a payment to pay employment related taxes as permitted under Treasury Regulation Section 1.409A-3(j) or to pay any taxes that may become due at any time that the arrangement fails to meet the requirements of Code Section 409A and the regulations and other guidance promulgated thereunder. In the latter case, such payments shall not exceed the amount required to be included in income as the result of the failure to comply with the requirements of Code Section 409A.
     10.6 Acceleration of Payments. Except as specifically permitted herein or in other sections of this Plan, no acceleration of the time or schedule of any payment may be made hereunder. Notwithstanding the foregoing, payments may be accelerated hereunder by the Bank, in accordance with the provisions of Treasury Regulation Section 1.409A-3(j)(4) and any subsequent guidance issued by the United States Treasury Department. Accordingly, payments may be accelerated, in accordance with requirements and conditions of the Treasury Regulations (or subsequent guidance) in the following circumstances: (i) as a result of certain domestic relations orders; (ii) in compliance with ethics agreements with the Federal government; (iii) in compliance with ethics laws or conflicts of interest laws; (iv) in limited cash-outs (but not in excess of the limit under Code Section 402(g)(1)(B)); (v) in the case of certain distributions to avoid a non-allocation year under Code Section 409(p); (vi) to apply certain offsets in satisfaction of a debt of the Participant to the Bank; (vii) in satisfaction of certain bona fide disputes between the Participant and the Bank; or (viii) for any other purpose set forth in the Treasury Regulations and subsequent guidance.
     10.7 Required Provision. Any payments made to the Participant pursuant to this Plan, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. § 1828(k) and any regulations promulgated thereunder.
     10.8 Entire Agreement. This Plan sets forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Plan.
     10.9 Successor and Assigns. The Bank shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Bank, expressly and unconditionally to assume and agree to perform the Bank’s obligations under this Plan, in the same manner and to the same extent that the Bank would be required to perform if no such succession or assignment had taken place.
[Signature Page to Follow]

     IN WITNESS WHEREOF, the Bank has caused this Plan to be executed on the date set forth below.

ROCKLAND TRUST COMPANY

By:

Date

EXHIBIT 1
ROCKLAND TRUST COMPANY
AMENDED AND RESTATED
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
PARTICIPATION AGREEMENT

Participant Name:	Participation Date:

Date of Birth:	Retirement Date:
Retirement Benefit. I understand that I am entitled to receive my Retirement Benefit upon my Separation from Service on or after my Retirement Date. My Retirement Benefit is an annual benefit equal to $                                        , payable as a 10 Year Certain Single Life Annuity (as defined in the Plan). I understand that I have the right to elect an alternative form of payment of my Retirement Benefit in accordance with the Distribution Election Form (as attached to the Plan as Exhibit 2).
Termination Benefit. I understand that I am entitled to receive a reduced benefit if I Separate from Service before my Retirement Date. My Termination Benefit shall equal my vested Retirement Benefit multiplied by a fraction (not to exceed one) the numerator of which is the total number of my Years of Service as of the date of my Separation from Service, and the denominator of which is my Years of Service which would have accrued if I was employed with the Bank until my Retirement Date. I understand that if my Separation from Service is contingent upon a Change in Control, the fraction hereunder shall be determined by adding 3 years to the numerator. My Termination Benefit shall commence on the first day of the second month following my Retirement Date and shall be payable as a 10 Year Certain Single Life Annuity. I understand that I have the right to elect an alternative form of payment of my Termination Benefit in accordance with the Distribution Election Form.
Disability Benefit. I understand that I am entitled to my Disability Benefit in the event that I am determined to be Disabled. My Disability Benefit shall commence one the first day of the second month following the date on which I am determined to be Disabled and shall be payable as a 10 Year Certain Single Life Annuity. I understand that I have the right to elect an alternative form of payment of my Disability Benefit in accordance with the Distribution Election Form.

ROCKLAND TRUST COMPANY

By:
Date

PARTICIPANT

Date

EXHIBIT 2
ROCKLAND TRUST COMPANY
AMENDED AND RESTATED
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
DISTRIBUTION ELECTION FORM
Print Name: _________________________________________________________
FORM OF PAYMENT DISTRIBUTION ELECTION
Instructions: The Plan provides that you can elect to be paid your Retirement Benefit, Termination Benefit, and Disability Benefit in any of the following distribution options: (i) 10 Year Certain Single Life Annuity; (ii) Single Life Annuity; (iii) Joint and 100% Survivor Annuity with a 10 year certain; or (iv) Joint and 50% Survivor Annuity. Your elections below are revocable at any time until your benefit payments begin, provided that you timely file a Change of Distribution Options Form (attached to the Plan as Exhibit 3) with the Bank. For example, if you elect to be paid your Retirement Benefit as a Joint and 100% Survivor Annuity and your Contingent Annuitant dies before you start receiving payments, you are permitted to pick a different form of benefit or change your Contingent Annuitant. However, if you or your Contingent Annuitant die after payments have commenced, you are prohibited from changing the payment of your Retirement Benefit to a different form.
Retirement Benefit. I hereby elect that my Retirement Benefit will be paid in the following manner,
☐ 10 Year Certain Single Life Annuity.

☐ Single Life Annuity.

☐ Joint and 100% Survivor Annuity with a 10 year certain.

☐ Joint and 50% Survivor Annuity.
Termination Benefit. I hereby elect that my Termination Benefit will be paid in the following manner,
☐ 10 Year Certain Single Life Annuity.

☐ Single Life Annuity.

☐ Joint and 100% Survivor Annuity with a 10 year certain.

☐ Joint and 50% Survivor Annuity.
Disability Benefit. I hereby elect that my Disability Benefit will be paid in the following manner,
☐ 10 Year Certain Single Life Annuity.

☐ Single Life Annuity.

☐ Joint and 100% Survivor Annuity with a 10 year certain.

☐ Joint and 50% Survivor Annuity.

PARTICIPANT

Date
ACCEPTED AND AGREED TO: ROCKLAND TRUST COMPANY

By:

Date

EXHIBIT 3
ROCKLAND TRUST COMPANY
AMENDED AND RESTATED
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
CHANGE OF DISTRIBUTION OPTIONS FORM
Instructions: If you are a participant in the Plan and you previously filed a Distribution Election Form (attached to the Plan as Exhibit 2) with the Bank in which you elected the form of payment of your benefits under the Plan, you can use this Change of Distribution Options Form to change your previous distribution elections with respect to the form of payment but not with respect to the time of payment, provided that this Change of Distribution Options Form is filed with the Bank prior to the commencement date of the payment of your benefits under the Plan.
Print Name: ______________________________________________________
The Plan provides that I can elect to be paid my Retirement Benefit, Termination Benefit, and Disability Benefit among the following distribution options: (i) 10 Year Certain Single Life Annuity; (ii) Single Life Annuity; (iii) Joint and 100% Survivor Annuity with a 10 year certain; and (iv) Joint and 50% Survivor Annuity. I previously filed an election with the Bank to receive my benefits in one of these forms, and I now wish to change my distribution option by completing this Change of Distribution Options Form. I understand that my election to change the form of payment of my Retirement Benefit, Termination Benefit, and Disability Benefit will not be considered a change in the form of payment under Treasury Regulation Section 1.409A-2(b)(2)(ii) since all annuities payable are actuarially equivalent and have been determined by applying the reasonable actuarial assumptions.
FORM OF PAYMENT ELECTION
Retirement Benefit. I hereby elect that my Retirement Benefit will be paid in the following manner,
☐ 10 Year Certain Single Life Annuity.

☐ Single Life Annuity.

☐ Joint and 100% Survivor Annuity with a 10 year certain.

☐ Joint and 50% Survivor Annuity.
Termination Benefit. I hereby elect that my Termination Benefit will be paid in the following manner,
☐ 10 Year Certain Single Life Annuity.

☐ Single Life Annuity.

☐ Joint and 100% Survivor Annuity with a 10 year certain.

☐ Joint and 50% Survivor Annuity.

Disability Benefit. I hereby elect that my Disability Benefit will be paid in the following manner,
☐ 10 Year Certain Single Life Annuity.

☐ Single Life Annuity.

☐ Joint and 100% Survivor Annuity with a 10 year certain.

☐ Joint and 50% Survivor Annuity.

PARTICIPANT

Date
ACCEPTED AND AGREED TO: ROCKLAND TRUST COMPANY

By:

Date

EXHIBIT 4
ROCKLAND TRUST COMPANY
AMENDED AND RESTATED
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
BENEFICIARY DESIGNATION FORM
Instructions: Please use this Beneficiary Designation Form to designate the person that is entitled to your death benefit under the Plan. You can only choose to have one person as your Contingent Annuitant. Your Contingent Annuitant will be your primary beneficiary and will be entitled to your death benefits under the Plan. If you elect to be paid your benefits in the form of either a 100% or 50% Joint and Survivor Annuity, the actuarial calculation of the amount of such annuities will be based solely on the life of your Contingent Annuitant as designated below. Furthermore, as permitted under the Plan, all remaining death benefits that you are entitled to after the death of yourself and your Contingent Annuitant shall be paid to your Secondary Beneficiary(ies) as designated below.
Participant Name: ___________________________________________________________
I hereby designate the following Contingent Annuitant to receive my death benefits under the Plan. I understand that this person will be my primary beneficiary.
CONTINGENT ANNUITANT/PRIMARY BENEFICIARY:
Name: _______________________________________________________________________________
Date of Birth: _________________________________________________________________________
Address: _____________________________________________________________________________
SSN: ________________________________________________________________________________
I hereby designate the following Beneficiary(ies) to receive any death benefits under the Plan, as applicable, after the death of myself and my Contingent Annuitant.
SECONDARY BENEFICIARY:
Name: ___________________________________           % of Benefit: ____________________________
Name: ___________________________________           % of Benefit: ____________________________
Name: ___________________________________           % of Benefit: ____________________________
This Beneficiary Designation hereby revokes any prior Beneficiary Designation which may have been in effect and this Beneficiary Designation is revocable.

Date	Participant

EXHIBIT 1
ROCKLAND TRUST COMPANY
AMENDED AND RESTATED
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
PARTICIPATION AGREEMENT

Participant Name: Raymond G. Fuerschbach	Participation Date: 09/05/2003

Date of Birth: 10/07/1950	Retirement Date: 11/01/2015
Retirement Benefit. I understand that I am entitled to receive my Retirement Benefit upon my Separation from Service on or after my Retirement Date. My Retirement Benefit is an annual benefit equal to $29,866, payable as a 10 Year Certain Single Life Annuity (as defined in the Plan). I understand that I have the right to elect an alternative form of payment of my Retirement Benefit in accordance with the Distribution Election Form (as attached to the Plan as Exhibit 2).
Termination Benefit. I understand that I am entitled to receive a reduced benefit if I Separate from Service before my Retirement Date. My Termination Benefit shall equal my vested Retirement Benefit multiplied by a fraction (not to exceed one) the numerator of which is the total number of my Years of Service as of the date of my Separation from Service, and the denominator of which is my Years of Service which would have accrued if I was employed with the Bank until my Retirement Date. I understand that if my Separation from Service is contingent upon a Change in Control, the fraction hereunder shall be determined by adding 3 years to the numerator. My Termination Benefit shall commence on the first day of the second month following my Retirement Date and shall be payable as a 10 Year Certain Single Life Annuity. I understand that I have the right to elect an alternative form of payment of my Termination Benefit in accordance with the Distribution Election Form.
Disability Benefit. I understand that I am entitled to my Disability Benefit in the event that I am determined to be Disabled. My Disability Benefit shall commence one the first day of the second month following the date on which I am determined to be Disabled and shall be payable as a 10 Year Certain Single Life Annuity. I understand that I have the right to elect an alternative form of payment of my Disability Benefit in accordance with the Distribution Election Form.

ROCKLAND TRUST COMPANY

By:
Date

PARTICIPANT

Date

13

EXHIBIT 1
ROCKLAND TRUST COMPANY
AMENDED AND RESTATED
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
PARTICIPATION AGREEMENT

Participant Name: Denis K. Sheahan	Participation Date: 09/05/2003

Date of Birth: 04/30/1965	Retirement Date: 05/01/2030
Retirement Benefit. I understand that I am entitled to receive my Retirement Benefit upon my Separation from Service on or after my Retirement Date. My Retirement Benefit is an annual benefit equal to $268,019, payable as a 10 Year Certain Single Life Annuity (as defined in the Plan). I understand that I have the right to elect an alternative form of payment of my Retirement Benefit in accordance with the Distribution Election Form (as attached to the Plan as Exhibit 2).
Termination Benefit. I understand that I am entitled to receive a reduced benefit if I Separate from Service before my Retirement Date. My Termination Benefit shall equal my vested Retirement Benefit multiplied by a fraction (not to exceed one) the numerator of which is the total number of my Years of Service as of the date of my Separation from Service, and the denominator of which is my Years of Service which would have accrued if I was employed with the Bank until my Retirement Date. I understand that if my Separation from Service is contingent upon a Change in Control, the fraction hereunder shall be determined by adding 3 years to the numerator. My Termination Benefit shall commence on the first day of the second month following my Retirement Date and shall be payable as a 10 Year Certain Single Life Annuity. I understand that I have the right to elect an alternative form of payment of my Termination Benefit in accordance with the Distribution Election Form.
Disability Benefit. I understand that I am entitled to my Disability Benefit in the event that I am determined to be Disabled. My Disability Benefit shall commence one the first day of the second month following the date on which I am determined to be Disabled and shall be payable as a 10 Year Certain Single Life Annuity. I understand that I have the right to elect an alternative form of payment of my Disability Benefit in accordance with the Distribution Election Form.

ROCKLAND TRUST COMPANY

By:
Date

PARTICIPANT

Date

13

EXHIBIT 1
ROCKLAND TRUST COMPANY
AMENDED AND RESTATED
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
PARTICIPATION AGREEMENT

Participant Name: Edward H. Seksay	Participation Date: 09/05/2003

Date of Birth: 01/13/1958	Retirement Date: 01/13/2023
Retirement Benefit. I understand that I am entitled to receive my Retirement Benefit upon my Separation from Service on or after my Retirement Date. My Retirement Benefit is an annual benefit equal to $119,753, payable as a 10 Year Certain Single Life Annuity (as defined in the Plan). I understand that I have the right to elect an alternative form of payment of my Retirement Benefit in accordance with the Distribution Election Form (as attached to the Plan as Exhibit 2).
Termination Benefit. I understand that I am entitled to receive a reduced benefit if I Separate from Service before my Retirement Date. My Termination Benefit shall equal my vested Retirement Benefit multiplied by a fraction (not to exceed one) the numerator of which is the total number of my Years of Service as of the date of my Separation from Service, and the denominator of which is my Years of Service which would have accrued if I was employed with the Bank until my Retirement Date. I understand that if my Separation from Service is contingent upon a Change in Control, the fraction hereunder shall be determined by adding 3 years to the numerator. My Termination Benefit shall commence on the first day of the second month following my Retirement Date and shall be payable as a 10 Year Certain Single Life Annuity. I understand that I have the right to elect an alternative form of payment of my Termination Benefit in accordance with the Distribution Election Form.
Disability Benefit. I understand that I am entitled to my Disability Benefit in the event that I am determined to be Disabled. My Disability Benefit shall commence one the first day of the second month following the date on which I am determined to be Disabled and shall be payable as a 10 Year Certain Single Life Annuity. I understand that I have the right to elect an alternative form of payment of my Disability Benefit in accordance with the Distribution Election Form.

ROCKLAND TRUST COMPANY

By:
Date

PARTICIPANT

Date

13

EXHIBIT 1
ROCKLAND TRUST COMPANY
AMENDED AND RESTATED
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
PARTICIPATION AGREEMENT

Participant Name: Edward F. Jankowski	Participation Date: 09/05/2003

Date of Birth: 05/28/1950	Retirement Date: 05/28/2015
Retirement Benefit. I understand that I am entitled to receive my Retirement Benefit upon my Separation from Service on or after my Retirement Date. My Retirement Benefit is an annual benefit equal to $8,891, payable as a 10 Year Certain Single Life Annuity (as defined in the Plan). I understand that I have the right to elect an alternative form of payment of my Retirement Benefit in accordance with the Distribution Election Form (as attached to the Plan as Exhibit 2).
Termination Benefit. I understand that I am entitled to receive a reduced benefit if I Separate from Service before my Retirement Date. My Termination Benefit shall equal my vested Retirement Benefit multiplied by a fraction (not to exceed one) the numerator of which is the total number of my Years of Service as of the date of my Separation from Service, and the denominator of which is my Years of Service which would have accrued if I was employed with the Bank until my Retirement Date. I understand that if my Separation from Service is contingent upon a Change in Control, the fraction hereunder shall be determined by adding 3 years to the numerator. My Termination Benefit shall commence on the first day of the second month following my Retirement Date and shall be payable as a 10 Year Certain Single Life Annuity. I understand that I have the right to elect an alternative form of payment of my Termination Benefit in accordance with the Distribution Election Form.
Disability Benefit. I understand that I am entitled to my Disability Benefit in the event that I am determined to be Disabled. My Disability Benefit shall commence one the first day of the second month following the date on which I am determined to be Disabled and shall be payable as a 10 Year Certain Single Life Annuity. I understand that I have the right to elect an alternative form of payment of my Disability Benefit in accordance with the Distribution Election Form.

ROCKLAND TRUST COMPANY

By:
Date

PARTICIPANT

Date

13

EXHIBIT 1
ROCKLAND TRUST COMPANY
AMENDED AND RESTATED
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
PARTICIPATION AGREEMENT

Participant Name: Christopher Oddleifson	Participation Date: 01/22/2004

Date of Birth: 07/08/1958	Retirement Date: 07/08/2023
Retirement Benefit. I understand that I am entitled to receive my Retirement Benefit upon my Separation from Service on or after my Retirement Date. My Retirement Benefit is an annual benefit equal to $410,958, payable as a 10 Year Certain Single Life Annuity (as defined in the Plan). I understand that I have the right to elect an alternative form of payment of my Retirement Benefit in accordance with the Distribution Election Form (as attached to the Plan as Exhibit 2).
Termination Benefit. I understand that I am entitled to receive a reduced benefit if I Separate from Service before my Retirement Date. My Termination Benefit shall equal my vested Retirement Benefit multiplied by a fraction (not to exceed one) the numerator of which is the total number of my Years of Service as of the date of my Separation from Service, and the denominator of which is my Years of Service which would have accrued if I was employed with the Bank until my Retirement Date. I understand that if my Separation from Service is contingent upon a Change in Control, the fraction hereunder shall be determined by adding 3 years to the numerator. My Termination Benefit shall commence on the first day of the second month following my Retirement Date and shall be payable as a 10 Year Certain Single Life Annuity. I understand that I have the right to elect an alternative form of payment of my Termination Benefit in accordance with the Distribution Election Form.
Disability Benefit. I understand that I am entitled to my Disability Benefit in the event that I am determined to be Disabled. My Disability Benefit shall commence one the first day of the second month following the date on which I am determined to be Disabled and shall be payable as a 10 Year Certain Single Life Annuity. I understand that I have the right to elect an alternative form of payment of my Disability Benefit in accordance with the Distribution Election Form.

ROCKLAND TRUST COMPANY

By:
Date

PARTICIPANT

Date

13

EXHIBIT 1
ROCKLAND TRUST COMPANY
AMENDED AND RESTATED
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
PARTICIPATION AGREEMENT

Participant Name: Jane L. Lundquist	Participation Date: 7/19/2004

Date of Birth: 08/25/1953	Retirement Date: 08/25/2018
Retirement Benefit. I understand that I am entitled to receive my Retirement Benefit upon my Separation from Service on or after my Retirement Date. My Retirement Benefit is an annual benefit equal to $33,855, payable as a 10 Year Certain Single Life Annuity (as defined in the Plan). I understand that I have the right to elect an alternative form of payment of my Retirement Benefit in accordance with the Distribution Election Form (as attached to the Plan as Exhibit 2).
Termination Benefit. I understand that I am entitled to receive a reduced benefit if I Separate from Service before my Retirement Date. My Termination Benefit shall equal my vested Retirement Benefit multiplied by a fraction (not to exceed one) the numerator of which is the total number of my Years of Service as of the date of my Separation from Service, and the denominator of which is my Years of Service which would have accrued if I was employed with the Bank until my Retirement Date. I understand that if my Separation from Service is contingent upon a Change in Control, the fraction hereunder shall be determined by adding 3 years to the numerator. My Termination Benefit shall commence on the first day of the second month following my Retirement Date and shall be payable as a 10 Year Certain Single Life Annuity. I understand that I have the right to elect an alternative form of payment of my Termination Benefit in accordance with the Distribution Election Form.
Disability Benefit. I understand that I am entitled to my Disability Benefit in the event that I am determined to be Disabled. My Disability Benefit shall commence one the first day of the second month following the date on which I am determined to be Disabled and shall be payable as a 10 Year Certain Single Life Annuity. I understand that I have the right to elect an alternative form of payment of my Disability Benefit in accordance with the Distribution Election Form.

ROCKLAND TRUST COMPANY

By:
Date

PARTICIPANT

Date

13

EXHIBIT 1
ROCKLAND TRUST COMPANY
AMENDED AND RESTATED
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
PARTICIPATION AGREEMENT

Participant Name: Gerald F. Nadeau	Participation Date: 12/13/2007

Date of Birth: 01/07/1959	Retirement Date: 02/01/2024
Retirement Benefit. I understand that I am entitled to receive my Retirement Benefit upon my Separation from Service on or after my Retirement Date. My Retirement Benefit is an annual benefit equal to $142,087, payable as a 10 Year Certain Single Life Annuity (as defined in the Plan). I understand that I have the right to elect an alternative form of payment of my Retirement Benefit in accordance with the Distribution Election Form (as attached to the Plan as Exhibit 2).
Termination Benefit. I understand that I am entitled to receive a reduced benefit if I Separate from Service before my Retirement Date. My Termination Benefit shall equal my vested Retirement Benefit multiplied by a fraction (not to exceed one) the numerator of which is the total number of my Years of Service as of the date of my Separation from Service, and the denominator of which is my Years of Service which would have accrued if I was employed with the Bank until my Retirement Date. I understand that if my Separation from Service is contingent upon a Change in Control, the fraction hereunder shall be determined by adding 3 years to the numerator. My Termination Benefit shall commence on the first day of the second month following my Retirement Date and shall be payable as a 10 Year Certain Single Life Annuity. I understand that I have the right to elect an alternative form of payment of my Termination Benefit in accordance with the Distribution Election Form.
Disability Benefit. I understand that I am entitled to my Disability Benefit in the event that I am determined to be Disabled. My Disability Benefit shall commence one the first day of the second month following the date on which I am determined to be Disabled and shall be payable as a 10 Year Certain Single Life Annuity. I understand that I have the right to elect an alternative form of payment of my Disability Benefit in accordance with the Distribution Election Form.

ROCKLAND TRUST COMPANY

By:
Date

PARTICIPANT

Date

13